UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 4, 2015

General Cable Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-12983	06-1398235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4 Tesseneer Drive, Highland Heights, Kentucky	41076-9753
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(859) 572-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

⃞   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 4, 2015, the registrant (“General Cable”) issued a press release, a copy of which is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

General Cable makes reference to non-GAAP financial measures in the press release. Reconciliations of non-GAAP financial measures contained in the attached press release to the comparable GAAP financial measures are contained in the attached press release or in General Cable’s Fourth Quarter 2014 Investor Presentation available on the Company’s website. Attached as Exhibit 99.2 and incorporated herein by reference are certain slides which are included in General Cable’s Fourth Quarter 2014 Investor Presentation and which contain such reconciliation information.

The information being furnished pursuant to Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, furnished as part of this report.

(d)   The Exhibits furnished in this report are listed in the Index to Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL CABLE CORPORATION

February 4, 2015	/s/ Brian J. Robinson
Brian J. Robinson
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit		Method
Number	Description	of Filing

99.1	General Cable Corporation Press Release dated February 4, 2015	Furnished
Herewith

99.2	Certain slides contained in General Cable Corporation’s	Furnished
	Fourth Quarter 2014 Investor Presentation	Herewith